SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 1997
                                                (December 31, 1997)

                       Wellsford Real Properties, Inc.
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           (Exact name of registrant as specified in its charter)

       1-12917                                    13-3926898
---------------------------------       ------------------------------------
  (Commission File Number)              (IRS Employer Identification No.)

                                  Maryland
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               (State or other jurisdiction of incorporation)

                 610 Fifth Avenue, New York, New York 10020
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                  (Address of principal executive offices)
                                 (Zip Code)

                               (212) 333-2300
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            (Registrant's telephone number, including area code)
Item 2.   Acquisition or Disposition of Assets

          As of December 31, 1997, Wellsford Real Properties, Inc. (the "Company") believes that it is probable that it will acquire the property known as Sonterra within approximately two weeks for approximately $20.5 million based on an extension expected to be granted with respect to the option described below.

          The Company currently owns an option to acquire Sonterra, a 344 unit Class A multifamily apartment complex located in Tucson, Arizona, construction of which was completed in June 1996, free and clear of all mortgages and other material liens for approximately $20.5 million through December 31, 1997 and for approximately $21 million if the sale is consummated during 1998.

          The Company also holds a $17.8 million mortgage loan (the "Sonterra Loan") made to the owner of Sonterra. The Sonterra Loan was originated in July 1996 and the principal amount thereof is due on July 1, 1999. Until the maturity date, the borrower is to pay interest only, monthly, at the rate of 9% per annum. The loan is non-recourse and repayment of the loan is secured by a first mortgage on Sonterra and by a personal guaranty of an individual affiliated with the owner. Under certain circumstances, prepayment of the loan is subject to a prepayment premium equal to 5% of the principal amount of the loan.

Item 7.   Financial Statements, Proforma Financial Information and Exhibits

(a)  Financial Statements

     The Sonterra Financial Statements:
       Independent Accountants' Report of Ernst & Young LLP dated
       December 19, 1997.
       Combined Statements of Revenues and Certain Expenses for the year ended December 31, 1996 (audited) and nine months ended September 30, 1997 (unaudited).
     Pro Forma Consolidated Income Statement for the Nine Months Ended
       September 30, 1997 (unaudited) and related footnotes.
     Pro Forma Consolidated Income Statement for the Year Ended December 31,
       1996 (unaudited) and related footnotes.
     Pro Forma Consolidated Balance Sheet for September 30, 1997 (unaudited) and related footnotes.

(b)  Exhibits

     None

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Wellsford Real Properties, Inc.
                                        ------------------------------------
                                                 (Registrant)



Date: December 31, 1997                 By: /s/Gregory F. Hughes
                                            --------------------------------
                                        Gregory F. Hughes
                                        Chief Financial Officer

                         Statements of Revenues and
                              Certain Expenses

                         Sonterra at Williams Centre

                        Year Ended December 31, 1996
                     with Report of Independent Auditors

                 Statements of Revenue and Certain Expenses

                         Sonterra at Williams Centre

                        Year Ended December 31, 1996



                                  Contents

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . .1

Statements of Revenues and Certain Expenses. . . . . . . . . . . . . . . . .2
Notes to Statements of Revenues and Certain Expenses . . . . . . . . . . . .3

                       Report of Independent Auditors

Board of Directors and Stockholders
Wellsford Real Properties, Inc.

We have audited the statement of revenues and certain expenses of the property known as Sonterra at Williams Centre (the "Property"), to be acquired by Wellsford Real Properties, Inc., as described in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Wellsford Real Properties, Inc. and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Sonterra at Williams Centre as described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                        ERNST & YOUNG LLP


New York, New York
December 19, 1997

                         Sonterra at Williams Centre

                 Statements of Revenues and Certain Expenses
                               (in thousands)
                                  (Note 1)



                                                 Nine
                                                Months          Year
                                                 Ended          Ended
                                               September      December
                                               30, 1997       31, 1996
                                              -----------    ----------
                                              (unaudited)

Revenues:
  Rental income                               $    1,787      $   1,677
  Miscellaneous income                                89             89
                                              --------------------------
Total revenues                                     1,876          1,766
                                              --------------------------
Certain Expenses:
  Property operating and maintenance expenses        385            512
  Real estate taxes                                  143             45
  Management fees                                     64             87
                                              --------------------------
Total certain expenses                               592            644
                                              --------------------------
Revenues in excess of certain expenses        $    1,284      $   1,122
                                              ==========================

See accompanying notes.

                         Sonterra at Williams Centre

            Notes to Statements of Revenues and Certain Expenses

                    For the year Ended December 31, 1996


1.  Business

The accompanying statements of revenues and certain expenses relates to the operations of the property known as Sonterra at Williams Centre (the "Property"). The Property is a 344 unit multifamily apartment complex located in Tucson, Arizona, currently owned by Specified Properties VIII,
L.P.   Wellsford Real Properties, Inc. owns an option to acquire the Property and intends to acquire the Property on or about January 15, 1998.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Wellsford Real Properties, Inc. in the proposed future operations of the Property. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

Construction was completed on the Property, consisting of several buildings, during June 1996. Accordingly, in accordance with Statement of Financial Accounting Standards No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, the accompanying statement of revenues and certain expenses reflects the rental revenues and expenses related to the buildings which comprise the Property from the time each building was substantially completed and held available for occupancy. Expenses incurred prior to that time have been capitalized.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The statement of revenues and certain expenses for the nine months ended September 30, 1997 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

                         Sonterra at Williams Centre

2.  Summary of Significant Accounting Policies (continued)

Revenue Recognition

Rental income attributable to leases is recognized on a straight-line basis over the term of the leases, which are generally for one year.

3.  Management and Leasing Agreements

The Property is managed and leased by Lexford Properties, Inc. which, since July 1, 1996, provides property management services at the rate of 3.25% of gross cash receipts. Prior to July 1, 1996, such services were provided at a monthly amount of $9,000.

4. Property Operating Expenses

Property operating expenses for the year ended December 31, 1996 include approximately $26,000 for insurance, $80,000 for utilities, $62,000 in general and administrative expenses, $88,000 in repair and maintenance costs, and $256,000 for payroll costs.
                       Wellsford Real Properties, Inc.
                   Pro Forma Consolidated Income Statement
                    Nine Months Ended September 30, 1997
                    (In thousands except per share data)
                                 (Unaudited)

                                            Sonterra
                                            Pro Forma
                              Historical   Adjustments      Pro Forma
                              ----------   -----------      ---------

REVENUE

  Rental income              $   1,260      $  1,876  (A)  $   3,136
  Interest income                4,125        (1,202) (B)      2,923
  Joint venture income             160                           160
                             ----------     ---------      ----------
    Total Revenue                5,545           674           6,219


EXPENSES

  Property operating and
    maintenance                    241           385  (A)        626
  Real estate taxes                106           143  (A)        249
  General and administrative     1,521                         1,521
  Depreciation                     221           475  (C)        696
  Property management               18            64  (A)         82
                             ----------     ---------      ----------
    Total Expenses               2,107         1,067           3,174
                             ----------     ---------      ----------
  Income before income taxes     3,438         (393)           3,045

  Provision for income taxes     1,003         (173)             830 (D)
                             ----------     --------       ---------

  Net income                 $   2,435      ($   220)      $   2,215
                             ==========     =========      ==========
  Net income per common
    share                    $    0.14                     $    0.13
                             ==========                    ==========
  Weighted average common
    shares outstanding          16,912                        16,912
                             ==========                    ==========

                       Wellsford Real Properties, Inc.
              Notes to Pro Forma Consolidated Income Statement
                    Nine Months Ended September 30, 1997
                                 (Unaudited)


(A) Represents historical operating revenues and expenses of the Sonterra property for the nine months ended September 30, 1997.

(B) Represents the reversal of interest income from the $17.8 Sonterra Loan at 9% for nine months.

(C) Represents depreciation on the Sonterra property for nine months utilizing a 27.5 year estimated useful life.

(D) Represents the Company's estimated provision for federal and state income taxes at rates of 35% and 14%, respectively.
                       Wellsford Real Properties, Inc.
                   Pro Forma Consolidated Income Statement
                        Year Ended December 31, 1996
                    (In thousands except per share data)
                                 (Unaudited)


                                            Sonterra
                                            Pro Forma
                              Historical   Adjustments      Pro Forma
                              ----------   -----------      ---------
REVENUE

  Rental income                             $  1,766  (A)  $   1,766
  Interest income            $     757          (757) (B)          0
  Joint venture income                                             0
                             ----------     ---------      ----------
    Total Revenue                  757         1,009           1,766
                             ----------     ---------      ----------

EXPENSES

  Property operating and
    maintenance                                  512  (A)        512
  Real estate taxes                               45  (A)         45
  General and administrative                                       0
  Depreciation                                   634  (C)        634
  Property management                             87  (A)         87
                             -----------    ---------      ----------
    Total Expenses                   0         1,278           1,278
                             -----------    ---------      ----------
  Income before income taxes       757          (269)            488

  Provision for income taxes                    (119)           (119)(D)
                             -----------    ---------      ----------
  Net income                 $     757      ($   150)      $     607
                             ===========    =========      ==========

                       Wellsford Real Properties, Inc.
              Notes to Pro Forma Consolidated Income Statement
                        Year Ended December 31, 1996
                                 (Unaudited)


(A) Represents historical operating revenues and expenses of the Sonterra property for the year ended December 31, 1996.

(B) Represents the reversal of interest income from the $17.8 Sonterra Loan at 9% for the period it was outstanding.

(C) Represents depreciation on the Sonterra property for one year utilizing a 27.5 year estimated useful life.

(D) Represents the Company's estimated provision for federal and state income taxes at rates of 35% and 14%, respectively.

                       Wellsford Real Properties, Inc.
                    Pro Forma Consolidated Balance Sheet
                             September 30, 1997
                               (In thousands)
                                 (Unaudited)

                                            Sonterra
                                            Pro Forma
                              Historical   Adjustments      Pro Forma
                              ----------   -----------      ---------
ASSETS

Real estate assets, at cost:
  Land                       $       0      $  3,075       $   3,075
  Buildings and improvements                  17,425          17,425
                             ----------     ---------      ----------
                                     0        20,500  (A)     20,500
  Less, accumulated
    depreciation                                                   0
                             ----------     ---------      ----------
                                     0        20,500          20,500
  Construction in process       21,864                        21,864
                             ----------     ---------      ----------
                                21,864        20,500          42,364
Notes receivable               145,880       (17,800) (A)    128,080

Investment in joint venture     32,425                        32,425
                             ----------     ---------      ----------
Total real estate assets       200,169         2,700         202,869

Cash and cash equivalents        5,533        (2,700) (A)      2,833

Restricted cash                  6,717                         6,717
Other assets                     1,983                         1,983
                             ----------     ---------      ----------
Total Assets                 $ 214,402      $      0       $ 214,402
                             ==========     =========      ==========
LIABILITIES AND EQUITY

Liabilities:
  Tax exempt mortgage note
    payable                  $  14,755                     $  14,755
  Credit facility               10,000                        10,000
  Other liabilities              6,667                         6,667
                             ----------     ---------      ----------
Total Liabilities               31,422             0          31,422
                             ----------     ---------      ----------
Commitments and contingencies        -             -               -

Minority Interest                3,092                         3,092

Equity:
  Common Stock, 197,650,000
    shares authorized -
    16,572,043 shares, $.01
    par value per share, issued
    and outstanding as adjusted    166                           166
  Class A Common Stock, 350,000
    shares authorized - 339,806
    shares, $.01 par value per
    share, issued and outstand-
    ing as adjusted                  3                             3
  Series A 8% Convertible
    Redeemable Preferred Stock,
    2,000,000 shares authorized
    - no shares, $.01 par value
    per share, issued and
    outstanding                      -                             -
  Paid in capital in excess
    of par value               178,288                       178,288
  Retained earnings              1,431                         1,431
                             ----------     ---------      ----------
Total Equity                   179,888             0         179,888
                             ----------     ---------      ----------
Total Liabilities and Equity $ 214,402      $      0       $ 214,402
                             ==========     =========      ==========
                       Wellsford Real Properties, Inc.
                Notes to Pro Forma Consolidated Balance Sheet
                             September 30, 1997
                               (In thousands)
                                 (Unaudited)


(A) Represents the purchase of the Sonterra property for $20.5 million utilizing the Sonterra Loan balance of $17.8 million and $2.7 million of cash.